                                                                         1.

                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                       ----------------------------

                                 FORM 8-K

                              CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15 (d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

  Date of report (Date of earliest event reported):      December 20, 2001
                                                      ----------------------

                            THE TIMKEN COMPANY
                    ---------------------------------
           (Exact name of registrant as specified in charter)

       Ohio                        1-1169                    34-0577130
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(State or Other Jurisdiction     (Commission               (IRS Employer
     of Incorporation)            File Number)            Identification No.)

1835 Dueber Avenue, S.W., Canton, Ohio                             44706-2798
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(Address of Principal Executive Offices)                           (Zip Code)

     Registrant's telephone number, including area code:  (330) 438-3000

ITEM 5. OTHER EVENTS
Press Releases
     On December 19, 2001, The Timken Company issued the following press release:
Position key to company's drive for growth
                        Glenn A. Eisenberg Elected To Lead
                           The Timken Company's Finance
                              And Related Operations

  CANTON, OH - December 19, 2001 - Glenn A. Eisenberg will join The Timken
Company as executive vice president - finance and administration, following his election today by the company's board of directors.  Mr. Eisenberg will begin his duties on January 10, 2002.  Mr. Eisenberg previously was with
United Dominion Industries (UDI) until last May when it was acquired by
Charlotte-based SPX Corporation.
  Mr. Eisenberg will replace Gene E. Little, senior vice president - finance, who will retire after 35 years of service.  Mr. Eisenberg will report to James
W. Griffith, president and chief operating officer.  "Since beginning our transformation two years ago, we have put strong emphasis on becoming more global, better able to grow, more innovative and customer-centric and less asset intensive," said Mr. Griffith.  "Glenn's proven track record promises to accelerate our progress on achieving those priorities.  This is an exciting and important day for our company.  Glenn's knowledge and skills complement ours.  We are especially pleased with his experience in growing businesses internally as well as through affiliations and acquisitions."
Mr. Little plans to retire mid-2002.  "Gene has made innumerable major contributions to The Timken Company," said Mr. Griffith.  "Besides leading and strengthening the accounting, tax and auditing functions, he initiated our finance and investor relations program and led the development of our new corporate shared services operation.  Most importantly, he has provided our company with consistently wise counsel.  We wish him the very best in his retirement."
In addition to finance, Mr. Eisenberg also will be responsible for certain corporate functions, including communications, corporate development, corporate shared services and purchasing.  "Glenn's portfolio of responsibilities all are linked to our transformation priorities, in particular growing the company globally and reducing our cost structure,"
said Mr. Griffith.  "Bringing them together under his leadership will strengthen their integration across the company."
At UDI, Mr. Eisenberg most recently was president and chief operating officer.
UDI had annual sales of $2.4 billion and four major business segments: flow technology, machinery, specialty engineered products and test instrumentation.
Its 14,000 employees work in 20 countries.
Earlier at UDI which Mr. Eisenberg joined in 1990, his positions included executive vice president and chief financial officer and vice president -
planning and development.
Before joining, UDI, Mr. Eisenberg was at The Citizens And Southern
Corporation, an Atlanta, Georgia-based commercial and investment bank that now is part of Bank of America.
Mr. Eisenberg earned a bachelor's degree in economics and environmental studies from Tulane University and an MBA in finance from Georgia State University.
The Timken Company (http://www.timken.com; NYSE: tkr) is a leading inter-
national manufacturer of highly engineered bearings, alloy and specialty steels and components, as well as related products and services.  With operations in
24 countries, the company employs about 19,300 people worldwide and recorded
2000 sales of U.S. $2.6 billion.

                                SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the under-
signed hereunto duly authorized.

                                          THE TIMKEN COMPANY

                                          By:  /s/ Gene E. Little
                                               -----------------------------
                                               Gene E. Little
                                               Senior Vice President - Finance
Dated:  December 19, 2001